Exhibit 10.03


                          CLEARVIEW CINEMA GROUP, INC.
                               FIRST AMENDMENT TO
                      INVESTMENT AND STOCKHOLDERS AGREEMENT


     This First Amendment to Investment and Stockholders Agreement is made as of May ___, 1996, among CLEARVIEW CINEMA GROUP, Inc., a Delaware corporation (the "Company"), A. Dale Mayo ("Mayo"), Brett E. Marks ("Marks"), Michael C. Rush ("Rush") and CMNY CAPITAL II, L.P., a Delaware limited partnership (the "Investor").

     The Company, Mayo, Marks and the Investor are all parties to the Investment and Stockholders Agreement dated as of December 21, 1994 (the "Agreement"). Pursuant to an Agreement, dated as of June 20, 1995, Rush agreed to be bound by the terms and provisions of the Agreement.

     The parties hereto have entered into a Stockholders and Registration Rights Agreement, dated the date hereof among the parties hereto and the other parties thereto, which Stockholders and Registration Rights Agreement provides, among other things, for certain rights and obligations of the parties regarding shares of capital stock held by them, and according desire to amend the Agreement as set forth herein.

     The parties, intending to be bound hereby, agree as following:

     1. Amendment of Section 6.

     (a) Section 6.1 is hereby amended to add subsection (vii) as follows:

          (vii) enter into any agreement with any Lender which shall prohibit the repayment of interest or principal of monies borrowed from the Investor or any of its Affiliates; provided, however, that this Section shall not apply to the Credit Agreement dated as of May __, 1996 among the Company and its Subsidiaries and The Provident Bank, but shall apply to any amendment to such Agreement which provides for the extension of the time for final payment of any loan provided thereunder.

     (b) Section 6.2 is hereby deleted in its entirety.



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     2. Amendment of Article 9. Article 9 of the Agreement is hereby deleted in its entirety.

     3. Amendment of Article 10. Article 10 of the Agreement is hereby deleted in its entirety.

     4. Effect of Amendment. Except as expressly amended hereby, the Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof.

     5. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement.

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     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to
Investment and Stockholders Agreement to be duly executed as of the date first above written.


                                             CLEARVIEW CINEMA GROUP, INC.



                                             By: ________________________
                                                 A. Dale Mayo
                                                 President


                                             CMNY CAPITAL II, L.P.


                                             By: ________________________
                                                 Robert Davidoff
                                                 General Partner


                                             ____________________________
                                             A. Dale Mayo


                                             _____________________________
                                             Brett E. Marks


                                             _____________________________
                                             Michael C. Rush